UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

AVICENNA GLOBAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-164454	80-0347923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No 4/1062A, Beach Road, Calicut Kerala, India	673032
(Address of principal executive offices)	(Zip Code)

+91 495 401 4357

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01.

Other Events.

Rodon, Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of Nevada, effecting the following corporate changes:

(1)	changing the Company’s name to Avicenna Global Corp.; and
(2)	effecting a 10 for 1 forward-split of the Company’s issued and outstanding common shares.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

The name change and forward split were approved by written consent of a majority of the Company’s shareholders on December 22, 2010.

The forward split of the Company’s issued and outstanding common shares is payable upon surrender of existing certificates to the Company’s transfer agent.

Effective January 10, 2011, the Company will begin to trade on the Over the Counter Bulleting under the new ticker symbol “RODND”, which reflects the name change and forward split.

In addition, the Company has moved the location of its principal office to No 4/1062A, Beach Road, Calicut Kerala, India.  The Company’s new telephone number is +91 495 401 4357.

Item 9.01.

Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICENNA GLOBAL CORP.

Date: January 25, 2011	By: /s/ Ummer Veedu
Ummer Veedu, President